Prospectus Supplement
John Hancock Variable Insurance Trust
500 Index Trust (the fund)
Supplement dated December 18, 2024 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective December 31, 2024, Jenny Kim, CFA will be added as a portfolio manager of the fund. Ashikhusein Shahpurwala, CFA and Boncana Maiga, CFA, CIM will continue as portfolio managers of the fund and, along with Jenny Kim, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
As of December 31, 2024, the following information will be added under the heading “Portfolio management” in the fund’s Summary Prospectus:
Jenny Kim, CFA
Portfolio Manager
Managed the fund since 2024
Effective June 30, 2025 (the effective date), Ashikhusein Shahpurwala will no longer serve as a portfolio manager of the fund. Accordingly, as of the effective date, all references to Ashikhusein Shahpurwala will be removed from the Summary Prospectus. Boncana Maiga and Jenny Kim will continue as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.